Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On April 17, 2008, we completed the acquisition of Advanced Medical Partners, Inc. (“AMPI”) pursuant to the Stock Purchase Agreement dated March 18, 2008 between us, Litho Management, Inc., AMPI and the stockholders of AMPI. We acquired the outstanding shares of capital stock of AMPI (other than shares already held by us) for a purchase price of approximately $6.9 million in cash and approximately 1.8 million shares of common stock, plus a two-year earn-out based on the future achievement of EBITDA.

The following unaudited pro forma condensed combined financial information presents the combined historical consolidated statements of operations and consolidated balance sheet of HealthTronics, Inc. and the historical combined statements of operations and combined balance sheet of AMPI to reflect our acquisition of AMPI (the “Acquisition”). The historical financial statements were prepared in conformity with accounting principles generally accepted in the United States of America. The unaudited pro forma condensed combined financial information is presented in accordance with the rules specified by Article 11 of Regulation S-X promulgated by the Securities and Exchange Commission, and has been prepared using the assumptions described in the notes thereto. The unaudited pro forma condensed combined balance sheet gives effect to the Acquisition as if it had occurred as of the balance sheet date. The unaudited pro forma condensed combined statements of operations give effect to the Acquisition as if it had occurred as of January 1, 2007.

The following unaudited pro forma condensed combined financial information is presented:

•	Unaudited pro forma condensed combined balance sheet of HealthTronics as of March 31, 2008;

•	Unaudited pro forma condensed combined statement of operations of HealthTronics for the three months ended March 31, 2008; and

•	Unaudited pro forma condensed combined statement of operations of HealthTronics for the year ended December 31, 2007.

The unaudited pro forma condensed combined financial information should be read in conjunction with the notes thereto and the historical combined financial statements of AMPI, including the notes thereto, which were filed as an exhibit to HealthTronics’s Current Report on Form 8-K/A dated as of and filed on June 30, 2008, as well as in conjunction with HealthTronics’s historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2008.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations of the combined company. The unaudited pro forma condensed combined financial information does not give effect to any potential cost savings or other operational efficiencies that could result from the Acquisition.

HEALTHTRONICS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2008

($ in thousands)	HealthTronics	AMPI	Pro Forma Adjustments		Pro Forma Combined
ASSETS

Current assets:
Cash and cash equivalents	$21,707	$1,726	$(7,840	)(1)	$15,535
			(58	)(1)
Accounts receivable, net	19,996	3,871			23,867
Other receivables	2,083	92			2,175
Deferred income taxes	12,829	(87)			12,742
Prepaid expenses and other current assets	2,527	36			2,563
Inventory	9,276	2,182			11,458

Total current assets	68,418	7,820	(7,898)		68,340

Property and equipment:
Equipment, furniture and fixtures	48,539	6,991	(3,338	)(2)	52,192
Building and leasehold improvements	12,942	17			12,959

	61,481	7,008	(3,338)		65,151
Less accumulated depreciation and amortization	(27,376)	(3,338)	3,338	(2)	(27,376)

Property and equipment, net	34,105	3,670	—		37,775

Other investments	1,353	204			1,557
Goodwill, at cost	218,020	765	(765	)(3)	229,972
			11,952	(3)
Intangible assets	6,014	—			6,014
Other noncurrent assets	4,918	350			5,268

	$332,828	$12,809	$3,289		$348,926

LIABILITIES

Current liabilities:
Current portion of long-term debt	$4,057	$558			$4,615
Accounts payable	6,877	2,146			9,023
Accrued distributions to minority interests	95	—			95
Accrued expenses	5,284	418			5,702

Total current liabilities	16,313	3,122	—		19,435

Long-term debt, net of current portion	3,777	1,145	(540	)(4)	4,382
Other long term obligations	53	—			53
Deferred income taxes	30,679	260			30,939

Total liabilities	50,822	4,527	(540)		54,809

Minority interest	38,713	5,373			44,086

STOCKHOLDERS’ EQUITY

Common stock, no par value	202,472	1	(1	)(3)	209,210
			6,198	(3)
			540	(4)
Additional paid-in capital	—	2,780	(2,780	)(3)	—
Accumulated earnings	41,293	128	(128	)(3)	41,293
Treasury stock, at cost	(472)	—			(472)

Total stockholders’ equity	243,293	2,909	3,829		250,031

	$332,828	$12,809	$3,289		$348,926

(1)	To reduce cash for monies paid for the acquisition and related transaction costs.
(2)	To eliminate the accumulated depreciation of AMPI.
(3)	To record the preliminary purchase price allocation arising from the acquisition of AMPI by HealthTronics as of December 31, 2007. The acquisition agreement was entered into on March 18, 2008. The calculation is based on cash paid and expenses incurred and the average market value of HealthTronics common stock for the period of two business days before and after the announcement date ($3.426 per share).

Purchase price value of the 1,808,917 shares of HealthTronics common stock issued at $3.426 per share		$6,198,000
Cash paid for the acquisition		7,840,000

		14,038,000
Net tangible assets acquired:
Tangible assets acquired	$(12,809,000)
Elimination of AMPI existing Goodwill	765,000
Net tangible liabilities and minority interest acquired	9,900,000

		(2,144,000)
Transaction costs incurred by HealthTronics for expenses paid relating to the acquisition		58,000

Excess purchase price over the fair value of AMPI net assets acquired

(goodwill) based upon preliminary purchase price allocations		$11,952,000

(4)	To eliminate notes payable that were retired per terms of the acquisition utilizing Healthtronics common stock with an agreed upon price of $3.02.

HEALTHTRONICS, INC. AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2007

($ in thousands, except per share data)

	HealthTronics	AMPI	Pro Forma Adjustments		Pro Forma Combined
Revenue:
Urology Services	$122,736	$24,728	$(59	)(1)	$147,405
Medical Products	17,101	—	(157	)(2)	16,944
Other	581	—			581

Total revenue	140,418	24,728	(216)		164,930

Cost of services and general and administrative expenses:
Urology Services	53,490	11,681	(157	)(2)	65,014
Medical Products	11,225	—			11,225
Selling, general and administrative	15,884	5,346			21,230
Impairment charges	20,800	—			20,800
Depreciation and amortization	11,107	1,163			12,270

	112,506	18,190	(157)		130,539

Operating income	27,912	6,538	(59)		34,391

Other income (expenses):
Interest and dividends	1,146	—	(355	)(3)	791
Interest expense	(829)	(72)	11	(4)	(890)

	317	(72)	(344)		(99)

Income from continuing operations before provision for income taxes and minority interest	28,229	6,466	(403)		34,292
Minority interest in consolidated income	45,568	5,648			51,216

Provision (benefit) for income taxes	(2,854)	275	(155	)(5)	(2,734)

Income from continuing operations	(14,485)	543	(248)		(14,190)

Income (loss) from discontinued operations, net of tax	(147)	—			(147)

Net income (loss)	$(14,632)	$543	$(248)		$(14,337)

Basic earnings per share:
Income from continuing operations	$(0.41)				$(0.38)
Income (loss) from discontinued operations	$—				$—

Net income (loss)	$(0.41)				$(0.38)

Weighted average shares outstanding	35,421				37,409

Diluted earnings per share:
Income from continuing operations	$(0.41)				$(0.38)
Income (loss) from discontinued operations	$—				$—

Net income (loss)	$(0.41)				$(0.38)

Weighted average shares outstanding	35,421				37,409

(1)	To reduce equity income for distributions paid to HealthTronics by AMPI.
(2)	To reduce revenue and cost of services for Revolix rental charges paid to HealthTronics by AMPI.
(3)	To adjust interest income based on reduced cash balances due to acquisition costs using an interest rate of 4.5% which was the average rate earned on cash balances in 2007.
(4)	To adjust interest expense on debt retired as part of the acquisition using an interest rate of 8% per the promissory notes.
(5)	To record the income tax benefit of the pro forma adjustments using a rate of 38.5%.

HEALTHTRONICS, INC. AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2008

($ in thousands, except per share data)

	HealthTronics	AMPI	Pro Forma Adjustments		Pro Forma Combined
Revenue:
Urology Services	$29,550	$7,357	$(50	)(1)	$36,857
Medical Products	4,247	—	(262	)(2)	3,985
Other	157	—			157

Total revenue	33,954	7,357	(312)		40,999

Cost of services and general and administrative expenses:
Urology Services	12,991	3,648			16,639
Medical Products	2,177	—	(262	)(2)	1,915
Selling, general and administrative	4,317	1,148			5,465
Depreciation and amortization	2,628	291			2,919

	22,113	5,087	(262)		26,938

Operating income	11,841	2,270	(50)		14,061

Other income (expenses):
Interest and dividends	191	—	(89	)(3)	102
Interest expense	(163)	(13)	11	(4)	(165)

	28	(13)	(78)		(63)

Income from continuing operations before provision for income taxes and minority interest	11,869	2,257	(128)		13,998

Minority interest in consolidated income	11,047	1,648			12,695

Provision (benefit) for income taxes	370	253	(49	)(5)	574

Net income (loss)	$452	$356	$(79)		$729

Basic earnings per share:
Net income	$0.01				$0.02

Weighted average shares outstanding	35,425				37,413

Diluted earnings per share:
Net income	$0.01				$0.02

Weighted average shares outstanding	35,425				37,413

(1)	To reduce equity income for distributions paid to HealthTronics by AMPI.
(2)	To reduce revenue and cost of services for Revolix rental charges paid to HealthTronics by AMPI.
(3)	To adjust interest income based on reduced cash balances due to acquisition costs using an interest rate of 4.5% which was the average rate earned on cash balances in 2008.
(4)	To adjust interest expense on debt retired as part of the acquisition using an interest rate of 8% per the promissory notes.
(5)	To record the income tax benefit of the pro forma adjustments using a rate of 38.5%.